Exhibit 99.1

FOR IMMEDIATE RELEASE
Harmonic Announces Third Quarter 2024 Results
Record revenue with Broadband revenue up 92% year over year
Video returned to profitability with greater than 10% Adjusted EBITDA margin
SAN JOSE, California, October 28, 2024 - Harmonic Inc. (NASDAQ: HLIT) today announced its unaudited results for the third quarter of 2024.
“Our third quarter results demonstrated strong execution as we achieved record total company revenue and Adjusted EBITDA, with both broadband and video revenue exceeding expectations,” said Nimrod Ben-Natan, president and chief executive officer of Harmonic. “This strong quarterly performance coupled with our market leading technology solutions leaves us well-positioned for further future growth.”
Q3 Financial and Business Highlights
Financial
•Revenue: $195.8 million, up 54% compared to $127.2 million in the prior year period
◦Broadband segment revenue: $145.3 million, compared to $75.8 million in the prior year period
◦Video segment revenue: $50.4 million, compared to $51.4 million in the prior year period
•Gross margin: GAAP 53.5% and non-GAAP 53.7%, both higher compared to GAAP 48.5% and non-GAAP 49.5% in the prior year period
◦Broadband segment non-GAAP gross margin: 48.3% compared to 44.5% in the prior year period
◦Video segment non-GAAP gross margin: 69.0% compared to 56.9% in the prior year period
•Operating income (loss): GAAP income $35.4 million and non-GAAP income $44.5 million, compared to GAAP loss $8.6 million and non-GAAP income $0.1 million in the prior year period
•Net income (loss): GAAP net income $21.7 million and non-GAAP net income of $29.9 million, compared to GAAP net loss $6.5 million and non-GAAP net income $0.0 million in the prior year period
•Non-GAAP adjusted EBITDA: $43.4 million income compared to $3.5 million income in the prior year period
•Net income (loss) per share: GAAP net income per share of $0.19 and non-GAAP net income per share of $0.26, compared to GAAP net loss per share of $0.06 and non-GAAP net income per share of $0.00 in the prior year period
•Backlog and deferred revenue of $584.7 million
•Cash: $58.2 million, compared to $75.6 million in the prior year period
Business
•Commercially deployed our cOSTM solution with 121 customers, serving 32.0 million cable modems
•Comcast and Harmonic demonstrated the industry's first Unified DOCSIS 4.0 and fiber solution at SCTE TechExpo24, with Unified DOCSIS 4.0 technology now available for all MSOs
•Increased Broadband customer diversification with 7 new customer wins, including Bluepeak Fiber and Tribal Ready selecting Harmonic’s cOS broadband platform
•Further progress on Video sales pipeline of larger Appliance and Tier 1 SaaS opportunities

Select Financial Information

	GAAP			Non-GAAP
Key Financial Results	Q3 2024	Q2 2024	Q3 2023	Q3 2024	Q2 2024	Q3 2023
	(Unaudited, in millions, except per share data)
Net revenue	$195.8	$138.7	$127.2	*	*	*
Net income (loss)	$21.7	$(12.5)	$(6.5)	$29.9	$9.3	$—
Net income (loss) per share	$0.19	$(0.11)	$(0.06)	$0.26	$0.08	$0.00

Other Financial Information				Q3 2024	Q2 2024	Q3 2023
				(Unaudited, in millions)
Adjusted EBITDA for the quarter (1)				$43.4	$16.1	$3.5
Bookings for the quarter				$171.4	$72.4	$96.3
Backlog and deferred revenue as of quarter end				$584.7	$613.1	$627.2
Cash and cash equivalents as of quarter end				$58.2	$45.9	$75.6
(1) Adjusted EBITDA is a Non-GAAP financial measure. Refer to "Preliminary Net Income (loss) to Consolidated Segment Adjusted EBITDA Reconciliation" below for a reconciliation to net income (loss), the most comparable GAAP measure.
* Not applicable

Explanations regarding our use of non-GAAP financial measures and related definitions, and reconciliations of our GAAP and Non-GAAP measures, are provided in the sections below entitled “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations”.
Financial Guidance

	Q4 2024 GAAP Financial Guidance
(Unaudited, in millions, except percentages and per share data)	Low			High
	Broadband	Video	Total GAAP	Broadband	Video	Total GAAP
Net revenue	$160	$45	$205	$170	$50	$220
Gross margin %			55.4%			56.7%
Gross profit			$114			$125
Tax rate			26%			26%
Net income			$30			$36
Net income per share			$0.26			$0.31
Shares (1)			117.8			117.8
(1) Diluted shares assumes stock price at $13.34 (Q3 2024 average price).

	2024 GAAP Financial Guidance
(Unaudited, in millions, except percentages and per share data)	Low			High
	Broadband	Video	Total GAAP	Broadband	Video	Total GAAP
Net revenue (1)	$477	$184	$662	$487	$189	$677
Gross margin %			53.6%			54.0%
Gross profit			$354			$366
Tax rate			26%			26%
Net income			$31			$37
Net income per share			$0.27			$0.32
Shares (2)			117.5			117.5
(1) Components may not sum to total due to rounding.
(2) Diluted shares assumes stock price at $13.34 (Q3 2024 average price).

	Q4 2024 Non-GAAP Financial Guidance (1)
(Unaudited, in millions, except percentages and per share data)	Low			High
	Broadband	Video	Total	Broadband	Video	Total
Gross margin %	53.0%	64.0%	55.4%	54.0%	66.0%	56.7%
Gross profit	$85	$29	$114	$92	$33	$125
Adjusted EBITDA(2)	$54	$2	$55	$59	$5	$64
Tax rate			21%			21%
Net income per share			$0.33			$0.39
Shares (3)			117.8			117.8
(1) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations on Financial Guidance” below. Components may not sum to total due to rounding.
(2) Refer to “Net Income to Consolidated Adjusted EBITDA Reconciliation on Financial Guidance” below for a reconciliation to net income, the most comparable GAAP measure.
(3) Diluted shares assumes stock price at $13.34 (Q3 2024 average price).

	2024 Non-GAAP Financial Guidance (1)
(Unaudited, in millions, except percentages and per share data)	Low			High
	Broadband	Video	Total	Broadband	Video	Total
Gross margin %	49.6%	64.9%	53.9%	50.0%	65.4%	54.3%
Gross profit	$237	$120	$356	$244	$124	$368
Adjusted EBITDA(2)	$118	$1	$119	$123	$4	$127
Tax rate			21%			21%
Net income per share (3)			$0.67			$0.73
Shares (3)			117.5			117.5
(1) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations on Financial Guidance” below. Components may not sum to total due to rounding.
(2) Refer to “Net Income to Consolidated Segment Adjusted EBITDA Reconciliation on Financial Guidance” below for a reconciliation to net income, the most comparable GAAP measure.
(3) Diluted shares assumes stock price at $13.34 (Q3 2024 average price).

Conference Call Information
Harmonic will host a conference call to discuss its financial results at 2:00 p.m. PT (5:00 p.m. ET) on Monday, October 28, 2024. The live webcast will be available on the Harmonic Investor Relations website at http://investor.harmonicinc.com. To participate via telephone, please register in advance using this link, https://register.vevent.com/register/BI24dc955b30d3439abf656ef581cfa35c. A replay will be available after 5:00 p.m. PT on the same website.
About Harmonic Inc.
Harmonic (NASDAQ: HLIT), the worldwide leader in virtualized broadband and video delivery solutions, enables media companies and service providers to deliver ultra-high-quality video streaming and broadcast services to consumers globally. The company revolutionized broadband networking via the industry’s first virtualized broadband solution, enabling operators to more flexibly deploy gigabit internet service to consumers’ homes and mobile devices. Whether simplifying OTT video delivery via innovative cloud and software platforms, or powering the delivery of gigabit internet services, Harmonic is changing the way media companies and service providers monetize live and on-demand content on every screen. More information is available at www.harmonicinc.com.
Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: net revenue, gross margins, operating expenses, operating income (loss), Adjusted EBITDA, tax expense and tax rate, and net income (loss) per diluted share. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, in no particular order, the following: customer concentration and consolidation; loss of one or more key customers; delays or decreases in capital spending in the cable, satellite, telco, broadcast and media industries; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the market and technology trends underlying our Broadband and Video businesses will not continue to develop in their current direction or pace; the impact of general economic conditions on our sales and operations; the mix of products and services sold in various geographies and the effect it has on gross margins; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; risks associated with our international operations; exchange rate fluctuations of the currencies in which we conduct business; risks associated with our cOSTM and VOS product solutions; dependence on various broadband and video industry trends; inventory management; the lack of timely availability or the impact of increases in the prices of parts or raw materials necessary to produce our products; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; and the impact on our business of natural disasters. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2023, our most recent Quarterly Report on Form 10-Q and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.
Use of Non-GAAP Financial Measures
The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or referred to herein as “reported”). However, management believes that certain non-GAAP financial measures provide management and other users with additional meaningful financial information that should be considered when assessing our ongoing performance. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, establish operating budgets, set internal measurement targets and make operating decisions.
These non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Harmonic's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Harmonic's results of operations in conjunction with the corresponding GAAP measures.

The Company believes that the presentation of non-GAAP measures, when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and its historical and projected results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP.
The non-GAAP measures presented here are: Gross profit, operating expenses, income (loss) from operations, non-operating expenses and net income (loss), Adjusted EBITDA (including those amounts as a percentage of revenue) and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures.
Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:
Stock-based compensation - Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. We believe that management is limited in its ability to project the impact stock-based compensation would have on our operating results. In addition, for comparability purposes, we believe it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of our core business and to facilitate the comparison of our results to the results of our peer companies.
Restructuring and related charges - Harmonic from time to time incurs restructuring charges which primarily consist of employee severance, one-time termination benefits related to the reduction of its workforce, and other costs. These charges are associated with material business shifts. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.
Non-cash interest expense expenses related to convertible notes and other debt - We record the amortization of issuance costs as non-cash interest expense. We believe that excluding these costs provides meaningful supplemental information regarding operational performance and liquidity, along with enhancing investors’ ability to view the Company’s results from management’s perspective. In addition, we believe excluding these costs from the non-GAAP measures facilitates comparisons to our historical operating results and comparisons to peer company operating results.
Discrete tax items and tax effect of non-GAAP adjustments - The income tax effect of non-GAAP adjustments relates to the tax effect of the adjustments that we incorporate into non-GAAP financial measures in order to provide a more meaningful measure of non-GAAP net income.
Depreciation - Depreciation expense, along with interest, tax and stock-based compensation expense, and restructuring charges, is excluded from Adjusted EBITDA because we do not believe depreciation and the other items relate to the ordinary course of our business or are reflective of our underlying business performance.
Non-recurring advisory fees - There were non-recurring costs that we excluded from non-GAAP results relating to professional accounting, tax and legal fees associated with strategic corporate initiatives.
Asset impairment and related charges - We exclude asset impairment and related charges due to the nature of such expenses being unusual and arising outside the ordinary course of continuing operations. These costs primarily consist of impairments of fixed assets, right-of-use assets and related leasehold improvements, and other unrecoverable facility costs due to the intended change in use of certain leased space.
CONTACTS:

Walter Jankovic	David Hanover
Chief Financial Officer	Investor Relations
Harmonic Inc.	Harmonic Inc.
+1.408.490.6152	+1.212.896.1220

Harmonic Inc.
Preliminary Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except par value)

	September 27, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$58,174	$84,269
Restricted cash	327	—
Accounts receivable, net	173,730	141,531
Inventories	73,864	83,982
Prepaid expenses and other current assets	30,273	20,950
Total current assets	336,368	330,732
Property and equipment, net	28,396	36,683
Operating lease right-of-use assets	13,471	20,817
Goodwill	239,597	239,150
Deferred income taxes	107,380	104,707
Other non-current assets	34,649	36,117
Total assets	$759,861	$768,206

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Convertible debt	$—	$114,880
Current portion of long-term debt	1,944	—
Current portion of other borrowings	5,285	4,918
Accounts payable	42,480	38,562
Deferred revenue	50,891	46,217
Operating lease liabilities	5,971	6,793
Other current liabilities	55,091	61,024
Total current liabilities	161,662	272,394
Long-term debt	112,819	—
Other long-term borrowings	9,458	10,495
Operating lease liabilities, non-current	15,647	18,965
Other non-current liabilities	31,338	29,478
Total liabilities	330,924	331,332

Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 116,511 and 112,407 shares issued and outstanding at September 27, 2024 and December 31, 2023, respectively	117	112
Additional paid-in capital	2,424,322	2,405,043
Accumulated deficit	(1,991,615)	(1,962,575)
Accumulated other comprehensive loss	(3,887)	(5,706)
Total stockholders’ equity	428,937	436,874
Total liabilities and stockholders’ equity	$759,861	$768,206

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 27, 2024	September 29, 2023	September 27, 2024	September 29, 2023
Revenue:
Appliance and integration	$153,685	$84,760	$329,464	$310,681
SaaS and service	42,071	42,443	127,092	130,134
Total net revenue	195,756	127,203	456,556	440,815
Cost of revenue:
Appliance and integration	77,683	48,992	171,635	166,177
SaaS and service	13,341	16,527	43,651	43,960
Total cost of revenue	91,024	65,519	215,286	210,137
Total gross profit	104,732	61,684	241,270	230,678
Operating expenses:
Research and development	30,073	30,316	89,562	96,030
Selling, general and administrative	35,851	39,245	114,537	121,300
Asset impairment and related charges	3,103	—	12,103	—
Restructuring and related charges	281	726	14,800	809
Total operating expenses	69,308	70,287	231,002	218,139
Income (loss) from operations	35,424	(8,603)	10,268	12,539
Interest expense, net	(2,686)	(619)	(4,833)	(2,125)
Other income (expense), net	(3,932)	343	(3,602)	(86)
Income (loss) before income taxes	28,806	(8,879)	1,833	10,328
Provision for (benefit from) income taxes	7,088	(2,384)	736	10,175
Net income (loss)	$21,718	$(6,495)	$1,097	$153

Net income (loss) per share:
Basic	$0.19	$(0.06)	$0.01	$—
Diluted	$0.19	$(0.06)	$0.01	$—
Weighted average shares outstanding:
Basic	116,403	112,031	114,594	111,431
Diluted	117,358	112,031	117,385	117,910

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Nine Months Ended
	September 27, 2024	September 29, 2023
Cash flows from operating activities:
Net income	$1,097	$153
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	9,171	9,178
Asset impairment and related charges	12,103	—
Stock-based compensation	19,587	20,724
Foreign currency remeasurement	6,513	(814)
Deferred income taxes, net	(2,673)	2,026
Provision for excess and obsolete inventories	3,135	6,514
Other adjustments	435	1,689
Changes in operating assets and liabilities:
Accounts receivable, net	(31,611)	(2,558)
Inventories	6,592	14,532
Other assets	(3,489)	6,164
Accounts payable	1,787	(20,606)
Deferred revenues	2,062	(9,208)
Other liabilities	(11,323)	(27,002)
Net cash provided by operating activities	13,386	792
Cash flows from investing activities:
Purchases of short-term investments	—	(6,305)
Purchases of property and equipment	(6,840)	(5,749)
Net cash used in investing activities	(6,840)	(12,054)
Cash flows from financing activities:
Proceeds from long-term debt	115,000	—
Repayment of convertible debt	(115,500)	—
Payments for debt issuance costs	(332)	—
Repurchase of common stock	(30,047)	—
Proceeds from other borrowings	3,943	3,829
Repayment of other borrowings	(4,797)	(4,721)
Proceeds from common stock issued to employees	6,628	6,552
Taxes paid related to net share settlement of equity awards	(6,877)	(8,643)
Net cash used in financing activities	(31,982)	(2,983)
Effect of exchange rate changes on cash and cash equivalents and restricted cash	(332)	281
Net decrease in cash and cash equivalents and restricted cash	(25,768)	(13,964)
Cash and cash equivalents and restricted cash at beginning of period	84,269	89,586
Cash and cash equivalents and restricted cash at end of period	$58,501	$75,622

Cash and cash equivalents and restricted cash at end of period
Cash and cash equivalents	$58,174	$75,622
Restricted cash	327	—
Total cash, cash equivalents and restricted cash as shown in the condensed consolidated statement of cash flows	$58,501	$75,622

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Nine Months Ended
	September 27, 2024	September 29, 2023
Supplemental cash flow disclosure:
Income tax payments, net	$12,894	$6,376
Interest payments, net	$4,363	$1,921
Supplemental schedule of non-cash investing activities:
Capital expenditures incurred but not yet paid	$709	$1,802
Supplemental schedule of non-cash financing activities:
Shares of common stock issued upon redemption of the 2024 Notes	4,578	—

Harmonic Inc.
Preliminary GAAP Revenue Information
(Unaudited, in thousands, except percentages)

	Three Months Ended
	September 27, 2024		June 28, 2024		September 29, 2023
Geography
Americas	$167,720	86%	$109,597	79%	$91,221	72%
EMEA	20,269	10%	22,680	16%	28,465	22%
APAC	7,767	4%	6,463	5%	7,517	6%
Total	$195,756	100%	$138,740	100%	$127,203	100%

Market
Service Provider	$159,993	82%	$104,429	75%	$87,747	69%
Broadcast and Media	35,763	18%	34,311	25%	39,456	31%
Total	$195,756	100%	$138,740	100%	$127,203	100%

			Nine Months Ended
			September 27, 2024		September 29, 2023
Geography
Americas			$370,348	81%	$318,294	72%
EMEA			66,509	15%	97,648	22%
APAC			19,699	4%	24,873	6%
Total			$456,556	100%	$440,815	100%

Market
Service Provider			$351,115	77%	$314,439	71%
Broadcast and Media			105,441	23%	126,376	29%
Total			$456,556	100%	$440,815	100%

Harmonic Inc.
Preliminary Segment Information
(Unaudited, in thousands, except percentages)

	Three Months Ended September 27, 2024
	Broadband		Video		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$145,338		$50,418		$195,756		$—	$195,756
Gross profit	70,256	(1)	34,770	(1)	105,026	(1)	(294)	104,732
Gross margin %	48.3%	(1)	69.0%	(1)	53.7%	(1)		53.5%

	Three Months Ended June 28, 2024
	Broadband		Video		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$92,937		$45,803		$138,740		$—	$138,740
Gross profit	44,236	(1)	29,494	(1)	73,730	(1)	(273)	73,457
Gross margin %	47.6%	(1)	64.4%	(1)	53.1%	(1)		52.9%

	Three Months Ended September 29, 2023
	Broadband		Video		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$75,806		$51,397		$127,203		$—	$127,203
Gross profit	33,763	(1)	29,241	(1)	63,004	(1)	(1,320)	61,684
Gross margin %	44.5%	(1)	56.9%	(1)	49.5%	(1)		48.5%

	Nine Months Ended September 27, 2024
	Broadband		Video		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$317,172		$139,384		$456,556		$—	$456,556
Gross profit	151,986	(1)	90,833	(1)	242,819	(1)	(1,549)	241,270
Gross margin %	47.9%	(1)	65.2%	(1)	53.2%	(1)		52.8%

	Nine Months Ended September 29, 2023
	Broadband		Video		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$273,253		$167,562		$440,815		$—	$440,815
Gross profit	133,129	(1)	100,158	(1)	233,287	(1)	(2,609)	230,678
Gross margin %	48.7%	(1)	59.8%	(1)	52.9%	(1)		52.3%
(1) Segment gross margin and segment gross profit are Non-GAAP financial measures. Refer to “Use of Non-GAAP Financial Measures” above and “GAAP to Non-GAAP Reconciliations" below.

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(in thousands, except percentages and per share data)

	Three Months Ended September 27, 2024
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$195,756	$104,732	$69,308	$35,424	$(6,618)	$21,718
Stock-based compensation	—	294	(5,416)	5,710	—	5,710
Restructuring and related charges	—	—	(281)	281	—	281
Asset impairment and related charges (1)	—	—	(3,103)	3,103	—	3,103
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(871)
Total adjustments	—	294	(8,800)	9,094	—	8,223
Non-GAAP	$195,756	$105,026	$60,508	$44,518	$(6,618)	$29,941
As a % of revenue (GAAP)		53.5%	35.4%	18.1%	(3.4)%	11.1%
As a % of revenue (Non-GAAP)		53.7%	30.9%	22.7%	(3.4)%	15.3%
Diluted net income per share:
GAAP						$0.19
Non-GAAP						$0.26
Shares used in per share calculation:
GAAP and Non-GAAP						117,358
(1) Includes write-off of $1.8 million for internally developed capitalized software, and impairment charges of $0.8 million for right-of-use assets, $0.1 million for leasehold improvements and $0.4 million related to the fair value of other unrecoverable facility costs.

	Three Months Ended June 28, 2024
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating Expense, net	Net Income (Loss)
GAAP	$138,740	$73,457	$89,087	$(15,630)	$(805)	$(12,532)
Stock-based compensation	—	273	(6,681)	6,954	—	6,954
Restructuring and related charges	—	—	(11,482)	11,482	—	11,482
Non-recurring advisory fees	—	—	(406)	406	—	406
Asset impairment and related charges (1)	—	—	(9,000)	9,000	—	9,000
Non-cash interest expense related to convertible notes	—	—	—	—	338	338
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(6,369)
Total adjustments	—	273	(27,569)	27,842	338	21,811
Non-GAAP	$138,740	$73,730	$61,518	$12,212	$(467)	$9,279
As a % of revenue (GAAP)		52.9%	64.2%	(11.3)%	(0.6)%	(9.0)%
As a % of revenue (Non-GAAP)		53.1%	44.3%	8.8%	(0.3)%	6.7%
Diluted net income (loss) per share:
GAAP						$(0.11)
Non-GAAP						$0.08
Shares used in per share calculation:
GAAP						115,030
Non-GAAP						116,690
(1) Includes impairment charges of $2.9 million for right-of-use assets, $4.2 million for leasehold improvements, and $1.9 million related to the fair value of other unrecoverable facility costs.

	Three Months Ended September 29, 2023
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating Expense, net	Net Income (Loss)
GAAP	$127,203	$61,684	$70,287	$(8,603)	$(276)	$(6,495)
Stock-based compensation	—	606	(6,635)	7,241	—	7,241
Restructuring and related charges	—	714	(362)	1,076	—	1,076
Non-recurring advisory fees	—	—	(364)	364	—	364
Non-cash interest expense related to convertible notes	—	—	—	—	226	226
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(2,390)
Total adjustments	—	1,320	(7,361)	8,681	226	6,517
Non-GAAP	$127,203	$63,004	$62,926	$78	$(50)	$22
As a % of revenue (GAAP)		48.5%	55.3%	(6.8)%	(0.2)%	(5.1)%
As a % of revenue (Non-GAAP)		49.5%	49.5%	0.1%	—%	—%
Diluted net income (loss) per share:
GAAP						$(0.06)
Non-GAAP						$0.00
Shares used in per share calculation:
GAAP						112,031
Non-GAAP						116,710

	Nine Months Ended September 27, 2024
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$456,556	$241,270	$231,002	$10,268	$(8,435)	$1,097
Stock-based compensation	—	1,089	(18,498)	19,587	—	19,587
Restructuring and related charges	—	460	(14,800)	15,260	11	15,271
Non-recurring advisory fees	—	—	(755)	755	—	755
Asset impairment and related charges (1)	—	—	(12,103)	12,103	—	12,103
Non-cash interest expense related to convertible notes	—	—	—	—	567	567
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(9,778)
Total adjustments	—	1,549	(46,156)	47,705	578	38,505
Non-GAAP	$456,556	$242,819	$184,846	$57,973	$(7,857)	$39,602
As a % of revenue (GAAP)		52.8%	50.6%	2.2%	(1.8)%	0.2%
As a % of revenue (Non-GAAP)		53.2%	40.5%	12.7%	(1.7)%	8.7%
Diluted net income per share:
GAAP						$0.01
Non-GAAP						$0.34
Shares used in per share calculation:
GAAP and Non-GAAP						117,385
(1) Includes write-off of $1.8 million for internally developed capitalized software, and impairment charges of $3.7 million for right-of-use assets, $4.3 million for leasehold improvements, and $2.3 million related to the fair value of other unrecoverable facility costs.

	Nine Months Ended September 29, 2023
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$440,815	$230,678	$218,139	$12,539	$(2,211)	$153
Stock-based compensation	—	1,895	(18,829)	20,724	—	20,724
Restructuring and related charges	—	714	(445)	1,159	—	1,159
Non-recurring advisory fees	—	—	(2,499)	2,499	—	2,499
Non-cash interest expense related to convertible notes	—	—	—	—	672	672
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	3,099
Total adjustments	—	2,609	(21,773)	24,382	672	28,153
Non-GAAP	$440,815	$233,287	$196,366	$36,921	$(1,539)	$28,306
As a % of revenue (GAAP)		52.3%	49.5%	2.8%	(0.5)%	—%
As a % of revenue (Non-GAAP)		52.9%	44.5%	8.4%	(0.3)%	6.4%
Diluted net income per share:
GAAP						$—
Non-GAAP						$0.24
Shares used in per share calculation:
GAAP and Non-GAAP						117,910

Harmonic Inc.
Calculation of Adjusted EBITDA by Segment (Unaudited)
(In thousands, except percentages)

	Three Months Ended September 27, 2024
	Broadband	Video
Income from operations (1)	$38,192	$6,326
Depreciation	2,001	859
Other non-operating expense, net	(2,733)	(1,199)
Adjusted EBITDA(2)	$37,460	$5,986
Revenue	$145,338	$50,418
Adjusted EBITDA margin % (2)	25.8%	11.9%

	Three Months Ended June 28, 2024
	Broadband	Video
Income (loss) from operations (1)	$13,781	$(1,569)
Depreciation	2,133	1,093
Other non-operating income, net	406	213
Adjusted EBITDA(2)	$16,320	$(263)
Revenue	$92,937	$45,803
Adjusted EBITDA margin % (2)	17.6%	(0.6)%

	Three Months Ended September 29, 2023
	Broadband	Video
Income (loss) from operations (1)	$6,128	$(6,050)
Depreciation	1,746	1,343
Other non-operating income, net	211	132
Adjusted EBITDA(2)	$8,085	$(4,575)
Revenue	$75,806	$51,397
Adjusted EBITDA margin % (2)	10.7%	(8.9)%

	Nine Months Ended September 27, 2024
	Broadband	Video
Income (loss) from operations (1)	$60,567	$(2,594)
Depreciation	6,120	3,051
Other non-operating expense, net	(2,506)	(1,085)
Adjusted EBITDA(2)	$64,181	$(628)
Revenue	$317,172	$139,384
Adjusted EBITDA margin % (2)	20.2%	(0.5)%

	Nine Months Ended September 29, 2023
	Broadband	Video
Income (loss) from operations (1)	$44,307	$(7,386)
Depreciation	5,061	4,117
Other non-operating expense, net	(44)	(42)
Adjusted EBITDA(2)	$49,324	$(3,311)
Revenue	$273,253	$167,562
Adjusted EBITDA margin % (2)	18.1%	(2.0)%
(1) Refer to "Use of Non-GAAP Financial Measures" and "GAAP to Non-GAAP Reconciliations" above.
(2) Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures. Refer below for the "Net Income (Loss) to Consolidated Segment Adjusted EBITDA Reconciliation".

Harmonic Inc.
Preliminary Net Income (Loss) to Consolidated Segment Adjusted EBITDA Reconciliation (Unaudited)
(In thousands, except percentages)

	Three Months Ended
	September 27, 2024	June 28, 2024	September 29, 2023
Net income (loss) (GAAP)	$21,718	$(12,532)	$(6,495)
Provision for (benefit from) income taxes	7,088	(3,903)	(2,384)
Interest expense, net	2,686	1,424	619
Depreciation	2,860	3,226	3,089
EBITDA	34,352	(11,785)	(5,171)

Adjustments
Stock-based compensation	5,710	6,954	7,241
Restructuring and related charges	281	11,482	1,076
Non-recurring advisory fees	—	406	364
Asset impairment and related charges	3,103	9,000	—
Total consolidated segment adjusted EBITDA (Non-GAAP)	$43,446	$16,057	$3,510
Revenue	$195,756	$138,740	$127,203
Net income (loss) margin (GAAP)	11.1%	(9.0)%	(5.1)%
Consolidated segment Adjusted EBITDA margin (Non-GAAP)	22.2%	11.6%	2.8%

	Nine Months Ended
	September 27, 2024	September 29, 2023
Net income (GAAP)	$1,097	$153
Provision for income taxes	736	10,175
Interest expense, net	4,833	2,125
Depreciation	9,171	9,178
EBITDA	15,837	21,631

Adjustments
Stock-based compensation	19,587	20,724
Restructuring and related charges	15,271	1,159
Non-recurring advisory fees	755	2,499
Asset impairment and related charges	12,103	—
Total consolidated segment adjusted EBITDA (Non-GAAP)	$63,553	$46,013
Revenue	$456,556	$440,815
Net income margin (GAAP)	0.2%	—%
Consolidated segment Adjusted EBITDA margin (Non-GAAP)	13.9%	10.4%

Harmonic Inc.
GAAP to Non-GAAP Reconciliations on Financial Guidance (Unaudited)
(In millions, except percentages and per share data)

	Q4 2024 Financial Guidance (1)
	Revenue			Gross Profit			Total Operating Expense			Income from Operations			Net Income
GAAP	$205	to	$220	$114	to	$125	$70	to	$73	$44	to	$52	$30	to	$36
Stock-based compensation expense	—			—			(9)			9			9
Tax effect of non-GAAP adjustments	—			—			—			—			—	to	1
Total adjustments	—			—			(9)			9			9	to	10
Non-GAAP	$205	to	$220	$114	to	$125	$61	to	$64	$53	to	$61	$39	to	$46
As a % of revenue (GAAP)				55.4%	to	56.7%	34.1%	to	33.2%	21.5%	to	23.6%	14.6%	to	16.4%
As a % of revenue (Non-GAAP)				55.4%	to	56.7%	29.8%	to	29.1%	25.7%	to	27.6%	19.0%	to	20.9%
Diluted net income per share:
GAAP													$0.26	to	$0.31
Non-GAAP													$0.33	to	$0.39
Shares used in per share calculation:
GAAP and Non-GAAP													117.8
(1) Components may not sum to total due to rounding.

	2024 Financial Guidance (1)
	Revenue			Gross Profit			Total Operating Expense			Income from Operations			Net Income
GAAP	$662	to	$677	$354	to	$366	$301	to	$304	$54	to	$62	$31	to	$37
Stock-based compensation expense	—			2			(27)			29			29
Restructuring and related charges	—			—			(15)			15			15
Non-recurring advisory fees	—			—			(1)			1			1
Asset impairment and related charges	—			—			(12)			12			12
Non-cash interest expense related to convertible notes	—			—			—			—			1
Tax effect of non-GAAP adjustments	—			—			—			—			(10)	to	(9)
Total adjustments	—			2			(55)			57			48	to	49
Non-GAAP	$662	to	$677	$356	to	$368	$246	to	$249	$111	to	$119	$79	to	$86
As a % of revenue (GAAP)				53.6%	to	54.0%	45.5%	to	44.9%	8.2%	to	9.2%	4.7%	to	5.5%
As a % of revenue (Non-GAAP)				53.9%	to	54.3%	37.2%	to	36.8%	16.7%	to	17.6%	11.9%	to	12.7%
Diluted net income per share:
GAAP													$0.27	to	$0.32
Non-GAAP													$0.67	to	$0.73
Shares used in per share calculation:
GAAP and Non-GAAP													117.5
(1) Components may not sum to total due to rounding.

Harmonic Inc.
Calculation of Adjusted EBITDA by Segment on Financial Guidance (Unaudited) (1)
(In millions)

	Q4 2024 Financial Guidance
	Broadband			Video
Income from operations (2)	$52	to	$57	$1	to	$4
Depreciation	2		2	1		1
Segment adjusted EBITDA(3)	$54	to	$59	$2	to	$5

	2024 Financial Guidance
	Broadband			Video
Income (loss) from operations (2)	$112	to	$117	$(2)	to	$1
Depreciation	9		9	4		4
Other non-operating expense, net	(3)		(3)	(1)		(1)
Segment adjusted EBITDA(3)	$118	to	$123	$1	to	$4
(1) Components may not sum to total due to rounding.
(2) Refer to "Use of Non-GAAP Financial Measures" and "GAAP to Non-GAAP Reconciliations on Financial Guidance" above.
(3) Segment Adjusted EBITDA is a Non-GAAP financial measure. Refer below for the "Net income to Consolidated Segment Adjusted EBITDA reconciliation on Financial Guidance".
Harmonic Inc.
Net Income to Consolidated Segment Adjusted EBITDA Reconciliation on Financial Guidance (Unaudited) (1)
(In millions)

	Q4 2024 Financial Guidance			2024 Financial Guidance
Net income (GAAP)	$30	to	$36	$31	to	$37
Provision for income taxes	11		14	11		13
Interest expense, net	2		2	7		7
Depreciation	3		3	13		13
EBITDA	46	to	55	62	to	70

Adjustments
Stock-based compensation	9		9	29		29
Restructuring and related charges	—		—	15		15
Asset impairment and related charges	—		—	12		12
Non-recurring advisory fees	—		—	1		1
Total consolidated segment adjusted EBITDA (Non-GAAP) (2)	$55	to	$64	$119	to	$127
(1) Components may not sum to total due to rounding.
(2) Consolidated Segment adjusted EBITDA is a Non-GAAP financial measure. Refer to "Use of Non-GAAP Financial Measures" above.